                           MOBILE IMAGING CONSORTIUM

                            COMBINED BALANCE SHEETS

                                     ASSETS

                                                           1996           1995
                                                        ----------    ----------
Cash and cash equivalents                               $  381,591    $  972,134
Accounts receivable, net of contractual and bad debt
  allowances of $463,000 for 1996 and $260,000 for
  1995 (note 3)                                          1,350,324     1,069,537
Prepaid expenses and other current assets                  177,340       164,131
                                                        ----------    ----------
  Total current assets                                   1,909,255     2,205,802

Property and equipment:
  Leasehold improvements                                     2,501         2,501
  Equipment                                              2,775,368     2,518,317
  Equipment under capital leases (note 5)                4,106,512     3,743,960
  Furniture and fixtures                                     7,592         7,592
                                                        ----------    ----------
                                                         6,891,973     6,272,370
  Less accumulated depreciation and amortization         5,201,323     4,026,953
                                                        ----------    ----------
  Net property, plant and equipment                      1,690,650     2,245,417

Other assets, net                                           12,386        38,374
                                                        ----------    ----------
                                                        $3,612,291    $4,489,593
                                                        ----------    ----------
                                                        ----------    ----------

                         LIABILITIES AND PARTNERS' CAPITAL

Accounts payable and accrued expenses                   $  247,415    $  338,644
Current portion of long-term debt (note 4)                 131,017       208,993
Current portion of obligations under capital
  leases (note 5)                                        1,077,732       766,813
                                                        ----------    ----------
     Total current liabilities                           1,456,164     1,314,450

Long-term debt, less current portion (note 4)               67,555             -

Obligations under capital leases, less
   current portion (note 5)                                454,245     1,222,621

Commitments and contingencies (notes 9 and 10)

Partners' capital                                        1,634,327     1,952,522
                                                        ----------    ----------
                                                        $3,612,291    $4,489,593
                                                        ----------    ----------
                                                        ----------    ----------

See accompanying notes.

                           MOBILE IMAGING CONSORTIUM

                         COMBINED STATEMENTS OF INCOME

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                            1996          1995         1994
                                         ----------    ----------   ----------
Revenue:
  Net scan revenue (note 7)              $7,299,625    $6,499,166   $5,981,629
  Interest                                    9,264        27,991        8,885
  Other                                     139,143        58,993       74,100
                                         ----------    ----------   ----------
    Total revenue                         7,448,032     6,586,150    6,064,614

Expenses:
  Payroll, fringe and related taxes       1,007,573       935,134      999,538
  Management fees (note 8)                  147,265       140,729      130,000
  Hospital maintenance fees                 141,175       129,247      115,554
  Professional fees                         267,991       159,793      128,597
  Tractor expenses                           83,583        64,631       65,573
  Repairs and maintenance                   509,285       472,797      479,196
  Cryogens                                  116,777       110,527      109,000
  Film and medical supplies                 469,499       349,280      327,407
  Insurance                                 126,259       124,646      124,099
  Utilities                                  72,963        70,664       69,456
  Rent                                       30,266        36,841       36,471
  Property taxes                             53,316        88,006       86,969
  Bad debts                                 198,370             -      125,387
  Depreciation                            1,174,370     1,282,300    1,289,777
  Amortization                               24,009        34,079       34,078
  Interest                                  189,924       290,755      387,437
  Other                                     203,602       159,971      174,820
                                         ----------    ----------   ----------
    Total operating expenses              4,816,227     4,489,400    4,683,359
                                         ----------    ----------   ----------
Net income                               $2,631,805    $2,096,750   $1,381,255
                                         ----------    ----------   ----------
                                         ----------    ----------   ----------

See accompanying notes.

                           MOBILE IMAGING CONSORTIUM

                COMBINED STATEMENTS OF PARTNERS' CAPITAL ACCOUNTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                   GENERAL       LIMITED       GENERAL
                                   PARTNERS      PARTNERS      PARTNERS
                                   (MIC-ME)      (MIC-ME)      (MIC-ME)      TOTAL
                                 ------------   -----------   ----------  -----------
Balance, December 31, 1993        $   603,184   $   487,992   $ 264,141   $ 1,355,317
Net income                            756,610       521,074     103,571     1,381,255
Partner distributions (note 6)       (638,480)     (442,320)   (325,000)   (1,405,800)
                                  -----------   -----------   ---------   -----------
Balance, December 31, 1994            721,314       566,746      42,712     1,330,772
Net income                          1,040,369       710,246     346,135     2,096,750
Partner distributions (note 6)       (710,000)     (490,000)   (275,000)   (1,475,000)
                                  -----------   -----------   ---------   -----------
Balance, December 31, 1995          1,051,683       786,992     113,847     1,952,522
Net income                          1,334,745       906,496     390,564     2,631,805
Partner distributions (note 6)     (1,505,000)   (1,020,000)   (425,000)   (2,950,000)
                                  -----------   -----------   ---------   -----------
Balance, December 31, 1996        $   881,428   $   673,488   $  79,411   $ 1,634,327
                                  -----------   -----------   ---------   -----------
                                  -----------   -----------   ---------   -----------


See accompanying notes.

                           MOBILE IMAGING CONSORTIUM

                       COMBINED STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                                                          1996           1995           1994
                                                                       -----------    -----------    -----------
Cash flows from operating activities:
  Net income                                                           $ 2,631,805    $ 2,096,750    $ 1,381,255
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation                                                       1,174,370      1,282,300      1,289,777
      Amortization                                                          24,009         34,079         34,078
      Loss on disposal of asset                                                  -          1,653             -
      Changes in current assets and liabilities:
        Increase in accounts receivable                                   (280,787)      (209,038)      (269,491)
        Increase in prepaid expenses and
          other current assets                                             (13,209)       (19,975)       (67,583)
        Decrease in other assets                                             1,979              -              -
        Increase (decrease) in accounts payable
          and accrued expenses                                             (91,229)       (15,580)       103,229
                                                                       -----------     ----------    -----------
  Net cash provided by operating activities                              3,446,938      3,170,189      2,471,265

Cash flows from investing activities:
  Purchases of property and equipment                                     (257,051)      (103,173)       (48,611)
  Purchases of investments                                                       -              -       (255,068)
  Proceeds from sale of investments                                              -        255,068              -
                                                                       -----------     ----------    -----------
  Net cash provided (used) by investing activities                        (257,051)       151,895       (303,679

Cash flows from financing activities:
  Proceeds from issuance of long-term debt                                 256,324         93,164              -
  Principal payments of long-term debt                                    (266,745)      (529,300)      (393,694)
  Principal payments on capital lease obligations                         (820,009)      (689,084)      (619,329)
  Distributions to partners                                             (2,950,000)    (1,475,000)    (1,405,800)
                                                                       -----------     ----------    -----------
  Net cash used by financing activities                                 (3,780,430)    (2,600,220)    (2,418,823)
                                                                       -----------     ----------    -----------
Net increase (decrease0 in cash                                           (590,543)       721,864       (251,237)

Cash at beginning of year                                                  972,134        250,270        501,506
                                                                       -----------     ----------    -----------
Cash at end of year                                                    $   381,591     $  972,134    $   250,269
                                                                       -----------     ----------    -----------
                                                                       -----------     ----------    -----------
Supplemental disclosures of cash flow information:
  Interest paid                                                        $   189,924     $  294,107    $   384,085
                                                                       -----------     ----------    -----------
                                                                       -----------     ----------    -----------
Supplemental schedule of noncash investing and financing activities:
  Acquisition of property and equipment through
    obligations under capital leases                                   $   362,552     $        -    $         -
                                                                       -----------     ----------    -----------
                                                                       -----------     ----------    -----------


See accompanying notes.

                                MOBILE IMAGING CONSORTIUM

                              NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996 and 1995


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   METHOD OF ACCOUNTING

   The combined financial statements are prepared on the accrual basis of accounting. The combined financial statements include the accounts of Mobile Imaging Consortium - Maine (A Maine Limited Partnership) and Mobile Imaging Consortium - New Hampshire (A Maine General Partnership). All transactions and balances between the two partnerships have been eliminated in combination.

   PROPERTY AND EQUIPMENT

   Property and equipment is recorded at cost. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the assets. Assets capitalized under capital lease obligations are amortized over the term of the related leases.

   ORGANIZATION COSTS

   Organization costs incurred in relation to the commencement of the respective Partnership's activities have been capitalized and are amortized over five years using the straight-line method.

   SYNDICATION COSTS

   Syndication costs incurred in forming the respective partnerships are deducted from partners' capital in the combined financial statements.

   INCOME TAXES

   No provision or benefit for income taxes has been included in the combined financial statements since any taxable income or loss passes through to, and is reportable by, the respective partners individually.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates related to contractual and bad debt allowances are especially significant. Actual results could differ from those estimates.

                                MOBILE IMAGING CONSORTIUM

                              NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996 and 1995

2. ORGANIZATION

   Mobile Imaging Consortium - Maine ("MIC-ME") is a limited partnership formed under the laws of the State of Maine in October, 1991. The Partnership operates two mobile magnetic resonance imaging systems which primarily serve hospitals throughout Maine. The general partners have exclusive responsibility for the control of all aspects of the Partnership's business.

   Mobile Imaging Consortium - New Hampshire ("MIC-NH") is a general partnership formed under the laws of the State of Maine in January, 1993. The Partnership operates a mobile magnetic resonance imaging system which primarily serves three hospitals in New Hampshire.

   The two partnerships have similar general and limited partners. In addition, both partnerships are managed by the same management agent, Joseph
   J. Bean Associates. The management agent performs all recordkeeping functions on behalf of the partners. In addition, the management agent is responsible for allocating certain shared expenses incurred on behalf of both partnerships.

3. BUSINESS AND CREDIT CONCENTRATIONS

   Nearly all of the patients served by the Partnerships are from Maine or New Hampshire. No single patient accounted for more than five percent of the combined revenues for 1996, 1995, or 1994, and no account receivable from any patient exceeded five percent of total combined accounts receivable at December 31, 1996 and 1995.

   MIC-NH maintains contracts with three hospitals located in New Hampshire and generates all of its revenues under these contracts. The hospitals, in turn, charge the individual patients. Therefore, MIC-NH had receivable balances from only three parties as of December 31, 1996 and 1995.

   MIC-ME submits the charges for substantially all of its patients to third parties for full or partial payment. No single third-party payor accounted for more than ten percent of total combined accounts receivable at December 31, 1996 and 1995.

                           MOBILE IMAGING CONSORTIUM

                         NOTES TO FINANCIAL STATEMENTS

                           December 31, 1996 and 1995


4. LONG-TERM DEBT

                                                                        1996           1995
                                                                        ----           ----
   Long-term debt consists of the following:

   Variable rate note payable to a bank, due in monthly
      installments of principal and interest of $38,795 through
      May 1996; secured by equipment                                 $    -      $ 157,235
   7.16% note payable to a financial institution, due in monthly installments of $10,663 including principal and interest
      through May 1996                                                    -         51,758
   8.55% note payable to a financial institution, due in monthly installments of $7,776 including principal and interest
      through September 1998; secured by equipment                     151,170        -
   7.81% note payable to a financial institution, due in monthly installments of $9,792 including principal and interest
      through May 1996                                                  47,402        -
                                                                     ---------   ---------

                                                                       198,572     208,993
   Less current installments of long-term debt                        (131,017)   (208,993)
                                                                     ---------   ---------

                                                                     $  67,555   $    -
                                                                     ---------   ---------
                                                                     ---------   ---------

   Principal installments of long-term debt are as follows as of December 31, 1996:

       1997                                                          $ 131,017
       1998                                                             67,555
                                                                     ---------
                                                                     $ 198,572
                                                                     ---------
                                                                     ---------

5. LEASES

   The Partnership is obligated under several capital leases for equipment as follows:

   At December 31, 1996 and 1995, the gross amount of equipment and related accumulated amortization recorded under the capital leases is as follows:


                                                          1996          1995
                                                          ----          ----

      Equipment                                       $ 4,106,512   $ 3,743,960
      Less accumulated amortization                    (2,711,410)   (1,884,091)
                                                      -----------   -----------
                                                      $ 1,395,102   $ 1,859,869
                                                      -----------   -----------
                                                      -----------   -----------

                           MOBILE IMAGING CONSORTIUM

                         NOTES TO FINANCIAL STATEMENTS

                           December 31, 1996 and 1995


5. LEASES (CONTINUED)

   The future minimum capital lease payments as of December 31, 1996 are as follows:


      Future minimum lease payments

          1997                                                  $ 1,182,024
          1998                                                      482,467
                                                                -----------

                                                                  1,664,491
      Less imputed interest (weighted average rate of 10.1%)        132,514
                                                                -----------

      Present value of future minimum lease payments              1,531,997
      Current portion of obligations under capital leases         1,077,732
                                                                -----------

      Long-term portion of obligations under capital leases     $   454,245
                                                                -----------
                                                                -----------

   The lease agreements generally provide for fair market value purchase options at the end of the lease terms.

6. PARTNERS' CAPITAL AND INCOME DISTRIBUTIONS

   The allocation of net income or losses and distributions of cash flow are in accordance with the terms of each respective partnership agreement. For MIC-NH, the five general partners are distributed their pro-rata share of net income or losses and distributions of cash flow. For MIC-ME, the four general partners, as a group, and the limited partners, share equally in the first $100,000 of net income or loss, allocated to the individual partners in each group based on their pro-rata ownership interest. Likewise, the first $100,000 of distributions of cash flow are allocated in this manner. Any income or losses or distributions of cash flow exceeding $100,000 are allocated 60% to the general partners and 40% to the limited partners. Allocations within each group of partners are based on each partners pro-rata ownership interest of the group.

7. NET SCAN REVENUE

   Net scan revenue consists of the following at December 31:

                                        1996          1995          1994
                                        ----          ----          ----

   Gross scan revenue               $ 8,888,277   $ 7,967,895   $ 6,984,102
   Less contractual adjustments      (1,588,652)   (1,468,729)   (1,002,473)
                                    -----------   -----------   -----------

   Net scan revenue                 $ 7,299,625   $ 6,499,166   $ 5,981,629
                                    -----------   -----------   -----------
                                    -----------   -----------   -----------

                              MOBILE IMAGING CONSORTIUM

                            NOTES TO FINANCIAL STATEMENTS

                             December 31, 1996 and 1995


8.   RELATED PARTY TRANSACTIONS

     As noted in note 1, the financial statements include the accounts of MIC-ME and MIC-NH.

      Certain shared expenses, such as insurance and supplies, are incurred by MIC-ME and are charged to MIC-NH. These charges have been eliminated in the combination of the two entities in the accompanying financial statements. Charges from MIC-ME to MIC-NH for shared expenses were $48,000, $48,000, and $93,365 for the years ended December 31, 1996,
      1995 and 1994, respectively.

      Joseph J. Bean Associates ("JBA") provides operational and financial management services to both Partnerships. JBA is a party related to the Partnerships through Joseph J. Bean, who either individually or through an interest in another entity, acts as a general or limited partner in both Partnerships. MIC-ME paid management fees of $90,159, $86,038, and $78,000 to JBA for the years ended December 31, 1996, 1995 and 1994, respectively. MIC-NH paid management fees of $57,106, $54,691, and $52,000 to JBA for the years ended December 31, 1996, 1995 and 1994, respectively.

      In addition, the Partnerships lease office space from JBA under an operating lease agreement. The initial term of the lease is three years from May 1, 1996 to April 30, 1999. At that time the lease terms will automatically renew, unless notice of termination is executed, for a term of 22 months through February 28, 2001. The Partnerships have an option to renew the lease for an additional term of 10 years. Future lease payments for the remaining term of the lease, including the automatic renewal period, are as follows:

                          1997                  $24,839
                          1998                   25,164
                          1999                   19,691
                          2000                   17,117
                          2001                    2,871

9.    COMMITMENTS AND CONTINGENCIES

      The Partnerships maintains several service contracts with hospitals located in Maine and New Hampshire as well as contracts with third-party agencies. The hospital service contracts have various lengths and payment terms. MIC-ME's contracts are primarily based on the hospital's referral of patients to the Partnership in return for compensation for the use of the hospital's physical facilities. MIC-NH's contracts generally stipulate charges directly to the hospital based on the volume of procedures performed.

      The Partnerships also maintain contracts with various third-party payors under which rates have been negotiated for service to patients who are insured by these parties.

      It is anticipated that the hospital service contracts will be assumed by a successor entity pursuant to an agreement described in note 10. The contracts with third-party payors are expressly excluded from the agreement.

                              MOBILE IMAGING CONSORTIUM

                            NOTES TO FINANCIAL STATEMENTS

                             December 31, 1996 and 1995


9.    COMMITMENTS AND CONTINGENCIES (CONTINUED)

      MIC-ME is involved in a dispute with the City of Portland regarding jurisdiction for property tax assessment on the Partnership's mobile assets. The City of Portland contends that it has jurisdiction to assess property taxes based on the location of the Partnership's general offices. MIC-ME contends that the mobile assets are subject to taxes from the jurisdictions in which the assets are located on the assessment date, April 1.

      The outcome of this matter is uncertain as of December 31, 1996. The Partnership has estimated its potential liability in the event of an unfavorable outcome and has included such amounts in the accompanying financial statements.

10.   SALE OF PARTNERSHIPS' ASSETS AND ASSUMPTION OF LIABILITIES

      In January, 1997 the Partnerships executed an Asset Purchase and Liabilities Assumption Agreement (the "Agreement") with InSight Health Corp. ("InSight"), a Delaware corporation. The Agreement stipulates that InSight will purchase all operational assets and goodwill with the exception of cash on hand, accounts receivable, and other items as specified in the Agreement. The Agreement also stipulates that InSight will have no rights or liabilities with regard to the property tax matter as described in note 9.

      Pursuant to the Agreement, the Partnerships are required to deposit collections of pre-sale accounts receivable into an escrow account up to $1,000,000 as indemnification for InSight. The escrow will be released to the Partnerships in equal amounts each quarter subsequent to the Agreement date, barring any claims made by InSight as described in the Agreement.

      The Agreement stipulates that InSight will assume substantially all liabilities, contracts, leases and operating agreements upon execution of the Agreement, except those as specifically documented in the Agreement or schedules thereto.

      Finally, the Agreement includes clauses which prohibit the corporate general partners and the individual limited partners of the Partnerships from competing with InSight in Maine and New Hampshire. The specific provisions dictate that the parties will not compete in the area of nuclear magnetic resonance imaging for a term of five years and in the area of CT scanning for a period of three years. The Agreement also includes consulting and non-compete provisions for Joseph J. Bean, individually, and Joseph J. Bean Associates, the management agent of the Partnerships.

                            ADDITIONAL INFORMATION

                              MOBILE IMAGING CONSORTIUM

                              COMBINING BALANCE SHEET

                                December 31, 1996

                                                                                                             Combined
                                                          MIC-           MIC-New                            December 31,
ASSETS                                                    Maine         Hampshire      Eliminations            1996
------                                                    -----         ---------      ------------         ------------
Cash and cash equivalents                              $  271,260       $ 110,331       $    -             $  381,591
Accounts receivable, net                                1,220,066         130,258            -              1,350,324
Prepaid expenses and other current assets                 155,298          22,042            -                177,340
Due from affiliates                                          -              1,315         (1,315)               -
                                                       ----------       ---------       ---------          ----------

  Total current assets                                  1,646,624         263,946         (1,315)           1,909,255

Property and equipment:
  Leasehold improvements                                    2,501             -              -                  2,501
  Equipment                                             2,664,599         110,769            -              2,775,368
  Equipment under capital leases                        1,944,195       2,162,317            -              4,106,512
  Furniture and fixtures                                    7,592             -              -                  7,592
                                                       ----------       ---------       ---------          ----------

                                                        4,618,887       2,273,086            -              6,891,973
  Less accumulated depreciation
    and amortization                                    3,714,639       1,486,684            -              5,201,323
                                                       ----------       ---------       ---------          ----------

  Net property and equipment                              904,248         786,402            -              1,690,650

Other assets, net                                            -             12,386            -                 12,386
                                                       ----------       ---------       ---------          ----------

                                                       $2,550,872      $1,062,734      $ (1,315)          $3,612,291
                                                       ----------      ----------      ---------          ----------
                                                       ----------      ----------      ---------          ----------

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable and accrued expenses                  $  232,912      $   14,503      $    -             $  247,415
Due to affiliates                                           1,315             -          (1,315)                 -
Current portion of long-term debt                         114,900          16,117           -                131,017
Current portion of capital lease obligations              532,156         545,576           -              1,077,732
                                                       ----------       ---------      ---------          ----------
  Total current liabilities                               881,283         576,196        (1,315)           1,456,164

Long-term debt, less current portion                       67,555             -             -                 67,555
Obligations under capital leases, less
  current portion                                          47,118         407,127           -                454,245

Partners' capital                                       1,554,916          79,411           -              1,634,327
                                                       ----------       ---------       ---------          ---------

                                                       $2,550,872      $1,062,734      $ (1,315)          $3,612,291
                                                       ----------      ----------      ---------          ----------
                                                       ----------       ---------      ---------          ----------

                              MOBILE IMAGING CONSORTIUM

                              COMBINING BALANCE SHEET

                                December 31, 1995

                                                                                                             Combined
                                                          MIC-           MIC-New                            December 31,
ASSETS                                                    Maine         Hampshire      Eliminations            1995
------                                                    -----         ---------      ------------         ------------
Cash and cash equivalents                              $  780,033       $ 192,101       $    -             $  972,134
Accounts receivable, net                                  962,906         106,631            -              1,069,537
Prepaid expenses and other current assets                 139,881          24,250            -                164,131
Due from affiliates                                        34,106             -          (34,106)                -                -
                                                       ----------       ---------       ---------          ----------

  Total current assets                                  1,916,926         322,982        (34,106)           2,205,802

Property and equipment:
  Leasehold improvements                                    2,501             -              -                  2,501
  Equipment                                             2,432,798          85,519            -              2,518,317
  Equipment under capital leases                        1,808,893       1,935,067            -              3,743,960
  Furniture and fixtures                                    7,592             -              -                  7,592
                                                       ----------       ---------       ---------          ----------

                                                        4,251,784       2,020,586            -              6,272,370
  Less accumulated depreciation
    and amortization                                    3,001,415       1,025,538            -              4,026,953
                                                       ----------       ---------       ---------          ----------

  Net property and equipment                            1,250,369         995,048            -              2,245,417

Other assets, net                                          16,080          22,294            -                 38,374
                                                       ----------       ---------       ---------          ----------

                                                       $3,183,375      $1,340,324      $ (34,106)          $4,489,593
                                                       ----------      ----------      ---------           ----------
                                                       ----------      ----------      ---------           ----------

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable and accrued expenses                  $  303,520      $   35,124      $    -              $  338,644
Due to affiliates                                            -             34,106        (34,106)                -
Current portion of long-term debt                         191,395          17,598           -                 208,993
Current portion of capital lease obligations              381,593         385,220           -                 766,813
                                                       ----------       ---------      ---------           ----------
  Total current liabilities                               876,508         472,048        (34,106)           1,314,450

Obligations under capital leases, less
  current portion                                         468,192         754,429           -              1,222,621

Partners' capital                                       1,838,675         113,847           -              1,952,522
                                                       ----------       ---------      ---------          ---------

                                                       $3,183,375      $1,340,324      $ (34,106)          $4,489,593
                                                       ----------      ----------      ---------          -----------
                                                       ----------      ----------      ---------          -----------

                               MOBILE IMAGING CONSORTIUM

                             COMBINING STATEMENT OF INCOME

                              Year Ended December 31, 1996

                                                           MIC-                           Combined
                                               MIC-        New                          December 31,
                                              Maine      Hampshire     Eliminations         1996
                                          ----------      ---------     ------------     ------------
Revenue:
  Scan revenue                            $5,592,590    $1,707,035      $    -            $7,299,625
  Interest                                     8,119         1,145           -                 9,264
  Other                                      154,873        32,270        (48,000)           139,143
                                          ----------      ---------     ------------     ------------
     Total revenue                         5,755,582     1,740,450        (48,000)         7,448,032


Expenses:
  Payroll, fringe and related taxes          746,493       261,080           -             1,007,573
  Management fees                             90,159        57,106           -               147,265
  Hospital maintenance fees                  141,175           -             -               141,175
  Professional fees                          215,099        52,892           -               267,991
  Tractor expenses                            68,702        14,881           -                83,583
  Repairs and maintenance                    334,216       175,069           -               509,285
  Cryogens                                    60,250        56,527           -               116,777
  Film and medical supplies                  458,991        10,508           -               469,499
  Insurance                                   84,785        41,474           -               126,259
  Utilities                                   71,719        49,244        (48,000)            72,963
  Rent                                        30,266           -             -                30,266
  Property taxes                              53,316           -             -                53,316
  Bad debts                                  198,370           -             -               198,370
  Depreciation                               713,224       461,146           -             1,174,370
  Amortization                                14,100         9,909           -                24,009
  Interest                                    92,603        97,321           -               189,924
  Other                                      140,873        62,729           -               203,602
                                          ----------      ---------     ------------     ------------

     Total operating expenses              3,514,341     1,349,886        (48,000)         4,816,227
                                          ----------    ----------      ------------     ------------
Net income                                $2,241,241    $  390,564      $    -            $2,631,805
                                          ----------    ----------      ------------     ------------
                                          ----------    ----------      ------------     ------------


                               MOBILE IMAGING CONSORTIUM

                             COMBINING STATEMENT OF INCOME

                              Year Ended December 31, 1995

                                                           MIC-                           Combined
                                              MIC-         New                          December 31,
                                             Maine       Hampshire     Eliminations         1995
                                          ----------      ---------    ------------     ------------
Revenue:
  Scan revenue                            $4,863,716    $1,635,450      $    -            $6,499,166
  Interest                                    24,999         2,992           -                27,991
  Other                                      105,192         1,801        (48,000)            58,9933
                                          ----------     ---------     ------------     ------------
     Total revenue                         4,993,907     1,640,243        (48,000)         6,586,150


Expenses:
  Payroll, fringe and related taxes          709,021       266,113           -               975,134
  Management fees                             86,038        54,691           -               140,729
  Hospital maintenance fees                  129,247          -              -               129,247
  Professional fees                          124,097        35,696           -               159,793
  Tractor expenses                            64,631          -              -                64,631
  Repairs and maintenance                    311,408       161,389           -               472,797
  Cryogens                                    54,000        56,527           -               110,527
  Film and medical supplies                  333,859        15,421           -               349,280
  Insurance                                   82,143        42,503           -               124,646
  Utilities                                   69,575        49,089        (48,000)            70,664
  Rent                                        36,841           -             -                36,841
  Property taxes                              88,006           -             -                88,006
  Bad debts                                     -              -             -               198,370
  Depreciation                               863,542       418,758           -             1,282,300
  Amortization                                24,170         9,909           -                34,079
  Interest                                   166,611       124,144           -               290,755
  Other                                      100,103        59,868           -               159,971
                                          ----------      ---------     ------------     ------------

     Total operating expenses              3,243,292     1,294,108        (48,000)         4,489,400
                                          ----------    ----------      ------------     ------------
Net income                                $1,750,615    $  346,135      $    -            $2,096,750
                                          ----------    ----------      ------------     ------------
                                          ----------    ----------      ------------     ------------

                           MOBILE IMAGING CONSORTIUM

                         COMBINING STATEMENT OF INCOME

                          Year Ended December 31, 1994


                                                           MIC-                       Combined
                                             MIC-          New                      December 31,
                                            Maine       Hampshire    Eliminations       1994
                                            -----       ---------    ------------   ------------
Revenue:
   Scan revenue                          $ 4,563,281   $ 1,418,348     $    -        $ 5,981,629
   Interest                                    7,898           987          -              8,885
   Other                                     167,465         -          (93,365)          74,100
                                         -----------   -----------     --------      -----------
      Total revenue                        4,738,644     1,419,335      (93,365)       6,064,614


Expenses:
   Payroll, fringe and related taxes         728,913       270,625          -            999,538
   Management fees                            78,000        52,000          -            130,000
   Hospital maintenance fees                 115,554         -              -            115,554
   Professional fees                         105,410        23,187          -            128,597
   Tractor expenses                           65,573         -              -             65,573
   Repairs and maintenance                   342,652       136,544          -            479,196
   Cryogens                                   54,000        55,000          -            109,000
   Film and medical supplies                 313,867        13,540          -            327,407
   Insurance                                  81,863        42,236          -            124,099
   Rent                                       36,471         -              -             36,471
   Utilities                                  68,253        49,203      (48,000)          69,456
   Property Taxes                             86,969         -              -             86,969
   Bad debts                                 125,387         -              -            125,387
   Depreciation                              892,060       397,717          -          1,289,777
   Amortization                               24,170         9,908          -             34,078
   Interest                                  227,885       159,552          -            387,437
   Other                                     113,933       106,252      (45,365)         174,820
                                         -----------   -----------     --------      -----------

      Total operating expenses             3,460,960     1,315,764      (93,365)       4,683,359
                                         -----------   -----------     --------      -----------

Net income                               $ 1,277,684   $   103,571     $    -        $ 1,381,255
                                         -----------   -----------     --------      -----------
                                         -----------   -----------     --------      -----------